                        AMENDMENT TO EMPLOYMENT AGREEMENT

        THIS AMENDMENT TO EMPLOYMENT AGREEMENT is made as of the 30th day of April, 1996, by and between The TDL Group Ltd., a corporation organized under the laws of Ontario (the "Company"), Ronald Vaughan Joyce (the "Executive") and Wendy's International, Inc. ("Wendy's").

        WHEREAS, the parties had previously entered into an Employment Agreement dated December 29, 1995 (the "Employment Agreement") pursuant to the Share Purchase Agreement dated as of October 31, 1995, as amended; and

        WHEREAS, the parties now wish to set forth their agreement with regard to an amendment to the Employment Agreement.

        NOW, THEREFORE, for and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that
Section 4(a) of the Employment Agreement is hereby amended to read as follows:

         As compensation for his services hereunder, the Company shall pay the Executive, in accordance with the Company's normal payroll practices, direct salary compensation at an annual rate of C$600,000 through the period ended December 31, 2000.

        Except as otherwise set forth herein, the Employment Agreement shall continue in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement as of the date and year first set forth above.

                                                  THE TDL GROUP LTD.

                                                  By: /s/ Gordon F. Teter
                                                      -------------------



                                                  Title: Chairman
                                                         ----------------



SIGNED, SEALED AND DELIVERED
in the presence of:

/s/ Donald B. Schroeder                           /s/ Ronald  Vaughan Joyce
- ------------------------------------------        -----------------------------
                                                      RONALD VAUGHAN JOYCE

WENDY'S INTERNATIONAL, INC.

By: /s/ Gordon F. Teter
    --------------------------------------
Title:  President, Chief Executive Officer
        & Chief Operating Officer
        ----------------------------------


                                     - 33 -